Filed under Rule 497(e) and Rule 497(k)

Registration No. 002-83631

VALIC Company I

Growth Fund

International Equities Index Fund

International Socially Responsible Fund

Mid Cap Index Fund

Nasdaq-100® Index Fund

Small Cap Index Fund

Stock Index Fund

U.S. Socially Responsible Fund

(the “Funds”)

Supplement dated June 5, 2025, to the Summary Prospectuses and the Prospectuses of the Funds, each dated October 1, 2024, and April 30, 2025,

as supplemented to date

Mr. Paul Whitehead, a portfolio manager of the Funds with BlackRock Investment Management, LLC, will be leaving the firm at the end of June 2025. Effective June 30, 2025, the references to Paul Whitehead in the Funds’ Summary Prospectuses and Prospectuses are removed.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.